Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 7, 2018, by and among AERIE PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Deerfield Private Design Fund III, L.P., as agent for itself and the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties party thereto, Agent and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 23, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
SECTION 2.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)    Effective as of July 23, 2018, clause (n) of the definition of “Permitted Indebtedness” in the Credit Agreement is hereby amended by deleting such clause (n) thereof in its entirety and substituting the following language therefor:
“(n)    letters of credit issued by non-Affiliates of the Loan Parties in an amount not to exceed $10,000,000 at any time outstanding; provided that (i) such letters of credit shall bear fees or interest not in excess of then applicable market rates with a combined maximum rate of 5% of the applicable available amount of the applicable letter of credit (for the avoidance of doubt, up to a maximum amount of 5% of $10,000,000), (ii) such letters of credit shall not provide for any cash payments, prepayments, repayments or redemptions (and no such cash payments, prepayments, repayments or redemptions shall be made) for interest, fees, premiums or other non-principal amounts at any time that aggregate more than 5% of the applicable available amount of the applicable letter of credit (for the avoidance of doubt, up to a maximum amount of 5% of $10,000,000), (iii) in the case of all such letters of credit (taken as a whole) issued and outstanding in an aggregate principal amount in excess of $5,000,000, such letters of credit that would cause the total amount of issued and outstanding unsecured letters of credit to exceed $5,000,000 shall be subordinated (including payment subordination) in a manner reasonably acceptable to the Agent and the Lenders, and (iv) all such letters of credit shall be unsecured, except to the extent expressly permitted by clause (q) of the definition of ‘Permitted Liens’.”
(b)    Effective as of July 23, 2018, the definition of “Permitted Liens” in the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (o) thereof, deleting the “.” from clause (p) thereof and inserting “; and” in its place, and inserting a new clause (q) as follows:
“(q)    Liens solely on cash securing up to $2,500,000 of outstanding letters of credit permitted by clause (n) of the definition of “Permitted Indebtedness”, in an aggregate amount of cash not to exceed 105% of the undrawn amount of such letters of credit.”

SECTION 3.    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the execution and delivery of this Amendment by Borrower, each other Loan Party, Agent and the Required Lenders;
(b)    the representations and warranties in Section 4 hereof being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty relates to an earlier date (in which event such representations and warranties shall have been true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and
(c)    after giving effect to the amendments set forth in Section 2 of this Amendment, no Default or Event of Default has occurred or is continuing (or would result after giving effect to the transactions contemplated by this Amendment).
SECTION 4.    Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Agent and each Lender as follows as of the date hereof:
(a)    each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of its jurisdiction of organization or formation, as applicable. Each Loan Party (i) has full power and authority to (A) own its properties and conduct its business and (B) to (x) enter into, and perform its obligations under, this Amendment and (y) consummate the transactions contemplated under this Amendment, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing under, the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;
(b)    this Amendment been duly authorized, executed and delivered by each Loan Party and, to the extent applicable, the holders of Borrower’s Stock, and no further consent or authorization is required by the Borrower, the Borrower’s board of directors (or other equivalent governing body) or, to the extent applicable, the holders of the Borrower’s Stock, and constitutes a valid, legal and binding obligation of each Loan Party and such holders of the Borrower’s Stock, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. The execution, delivery and performance of this Amendment by each Loan Party party hereto and the consummation of the transactions contemplated herein will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens or pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any Applicable Law, except, with respect to this clause (C), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment, and (ii) the consummation by any Loan Party of the transactions contemplated hereby, except, in each case of clause (i) and clause (ii), for those that have been made or obtained prior to the date of this Amendment;
(c)    after giving effect to the amendments set forth in Section 2 of this Amendment, each of the representations and warranties set forth in the Credit Agreement are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty relates to an earlier date (in which event such representations and warranties shall have been true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and
(d)    after giving effect to the amendments set forth in Section 2 of this Amendment, no Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment).
SECTION 5.    [Reserved].
SECTION 6.    Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.
SECTION 7.    Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.
SECTION 8.    Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.
SECTION 9.    Entire Agreement. The Credit Agreement as amended hereby, together with all other Loan Documents, contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto.
SECTION 10.     Successors; Assigns. This Amendment shall be binding upon Borrower, the Loan Parties, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the Loan Parties, the Lenders, Agent and the other Secured Parties and the successors and assigns of the Lenders, Agent and the other Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.
SECTION 11.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Section 6.4 of the Credit Agreement is incorporated herein, mutatis mutandis.
SECTION 12.     Reaffirmation and Ratification. Each Loan Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party party hereto hereby consents to this Amendment and acknowledges that the Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other Secured Party, constitute a waiver of any provision of the Credit Agreement or any other Loan Document or serve to effect a novation of the obligations (including the Obligations).

SECTION 13.     Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, consents, waivers and modifications set forth herein are limited to the specified provisions hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)    This Amendment is a Loan Document.
SECTION 14.     Guarantor Acknowledgment and Agreement. Although the Guarantor party hereto has been informed of the matters set forth herein and has agreed to the same, such Guarantor understands, acknowledges and agrees that none of the Secured Parties has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the first day written above.

BORROWER:

AERIE PHARMACEUTICALS, INC., a Delaware corporation

By: /s/ Richard Rubino
Name: Richard Rubino
Title: Chief Financial Officer, Secretary and Treasurer

OTHER LOAN PARTIES:

AERIE DISTRIBUTION, INC., a Delaware corporation

By: /s/ Alison Green Floyd
Name: Alison Green Floyd
Title: Vice President, Secretary and Treasurer

LENDERS:

DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt, L.P.
General Partner
By: J.E. Flynn Capital, LLC
General Partner

By: /s/ David J. Clark___________
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.
By: Deerfield Mgmt III, L.P.
General Partner
By: J.E. Flynn Capital III, LLC
General Partner

By: /s/ David J. Clark___________
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By: Deerfield Mgmt, L.P.
General Partner
By:     J.E. Flynn Capital, LLC
General Partner

By: /s/ David J. Clark___________
Name: David J. Clark
Title: Authorized Signatory

AGENT:

DEERFIELD PRIVATE DESIGN FUND III, L.P.
By: Deerfield Mgmt III, L.P.
General Partner
By: J.E. Flynn Capital III, LLC
General Partner

By: /s/ David J. Clark___________
Name: David J. Clark
Title: Authorized Signatory